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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Earliest Event Reported:  August 2, 2000


                                  DYNEGY INC.
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             (Exact Name of Registrant As Specified In Its Charter)



           Illinois                     1-11156                  74-2928353
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 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)


                           1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (713) 507-6400
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Item 5:  Other Events
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         On August 2, 2000, Dynegy Inc. ("Dynegy") issued a press release announcing the execution of a letter of intent to acquire Extant, Inc., a privately held, Colorado-based communications solutions company for a purchase price of $188 million. A copy of Dynegy's press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

         On August 8, 2000, Dynegy issued a press release announcing the execution of a definitive agreement to acquire 1,700 megawatts of power generation facilities for $903 million. A copy of Dynegy's press release is annexed hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7:  Financial Statements, Pro-Forma Financial Information and Exhibits
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         (a) Financial Statements - Not applicable.

         (b) Pro-Forma Financial Information - Not applicable.

         (c) Exhibits -

             99.1      Press Release dated August 2, 2000.
             99.2      Press Release dated August 8, 2000.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DYNEGY INC.


                                    By:   /s/ Lisa Q. Metts
                                       -----------------------------------
                                           Lisa Q. Metts
                                           Vice President and
                                           Assistant General Counsel


DATE:   August 22, 2000

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                                 EXHIBIT INDEX


Exhibit                                                      Sequentially
Number                       Description                     Numbered Page
-------                      -----------                     -------------

99.1              Press Release dated August 2, 2000               5

99.2              Press Release dated August 8, 2000               10


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